                                                                   EXHIBIT 10.27

                                 OFFICE LEASE

                                    between

                 OTR, an Ohio general partnership, as Nominee of
            The State Teachers Retirement Board of Ohio, a statutory
                    organization created by the laws of Ohio

                                   (Landlord)

                                       and

                     INTERNET CAPITAL GROUP OPERATIONS, INC.

                             a Delaware corporation

                                    (Tenant)

                                  for Premises

                              44 Montgomery Street
                            San Francisco, California

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I - SUMMARY AND CERTAIN DEFINITIONS..........................    1

     1.1  Building.....................................................  1
     1.2  Premises.....................................................  1
     1.3  Rentable Area of the Premises................................  1
     1.4  Lease Year...................................................  1
     1.5  Lease Term...................................................  1
     1.6  Commencement Date............................................  1
     1.7  Expiration Date..............................................  1
     1.8  Base Rent....................................................  1
     1.9  Tenant's Percentage Share....................................  2
     1.10 Security Deposit.............................................  2
     1.11 Tenant's Permitted Use.......................................  2
     1.12 Business Hours...............................................  2
     1.13 Landlord's Address For Notices...............................  2
     1.14 Tenant's Address For Notices.................................  2
     1.15 Brokers......................................................  2
     1.16 Guarantors...................................................  2

ARTICLE II - PREMISES..................................................  3

     2.1 Lease of Premises.............................................  3
     2.2 Acceptance of Premises........................................  3

ARTICLE III - TERM.....................................................  3

     3.1 Term..........................................................  3

ARTICLE IV - RENTAL....................................................  3

     4.1 Definitions...................................................  3
     4.2 Base Rent.....................................................  6
     4.3 Adjustment Procedure; Estimates...............................  7
     4.4 Review of Landlord's Statement................................  7
     4.5 Payment.......................................................  8
     4.6 Late Charge; Interest.........................................  9
     4.7 Additional Rent...............................................  9
     4.8 Additional Taxes..............................................  9

ARTICLE V - SECURITY DEPOSIT...........................................  9

ARTICLE VI - USE OF PREMISES........................................... 10

     6.1 Tenant's Permitted Use.........................................  10
     6.2 Compliance With Laws and Other Requirements....................  10
     6.3 Hazardous Materials............................................  10

ARTICLE VII- UTILITIES AND SERVICES.....................................  12

     7.1 Building Services..............................................  12
     7.2 Interruption of Service........................................  13

ARTICLE VIII - MAINTENANCE AND REPAIRS..................................  14

     8.1 Landlord's Obligations.........................................  14
     8.2 Tenant's Obligations...........................................  14
     8.3 Landlord's Rights..............................................  14

ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS....................  14

     9.1 Landlord's Consent; Conditions.................................  14
     9.2 Performance of Alterations Work................................  15
     9.3 Liens..........................................................  15
     9.4 Lease Termination..............................................  16

ARTICLE X - INDEMNIFICATION AND INSURANCE...............................  16

     10.1 Indemnification...............................................  16
     10.2 Property Insurance............................................  17
     10.3 Liability Insurance...........................................  18
     10.4 Workers' Compensation Insurance...............................  18
     10.5 Policy Requirements...........................................  19
     10.6 Waiver of Subrogation.........................................  19
     10.7 Failure to Insure.............................................  19

ARTICLE XI - DAMAGE OR DESTRUCTION......................................  19

     11.1 Total Destruction.............................................  19
     11.2 Partial Destruction of Premises...............................  19
     11.3 Exceptions to Landlord's Obligations..........................  20
     11.4 Waiver........................................................  20

ARTICLE XII - CONDEMNATION..............................................  20

     12.1 Taking........................................................  20
     12.2 Award.........................................................  20
     12.3 Temporary Taking..............................................  20

ARTICLE XIII - RELOCATION...............................................  20

ARTICLE XIV - ASSIGNMENT AND SUBLETTING.................................  21

     14.1 Restriction...................................................  21
     14.2 Notice to Landlord............................................  21
     14.3 Landlord's Recapture Rights...................................  22

     14.4 Landlord's Consent; Standards.................................  22
     14.5 Additional Rent...............................................  22
     14.6 Landlord's Costs..............................................  23
     14.7 Continuing Liability of Tenant................................  23
     14.8 Non-Waiver....................................................  23

ARTICLE XV - DEFAULT AND REMEDIES.......................................  23

     15.1 Events of Default Jay Tenant..................................  23
     15.2 Landlord's Right To Terminate Upon Tenant Default.............  24
     15.3 Mitigation of Damages.........................................  24
     15.4 Landlord's Right to Continue-Lease Upon Tenant Default........  25
     15.5 Right of Landlord to Perform..................................  25
     15.6 Default Under Other Leases....................................  26
     15.7 Non-Waiver....................................................  26
     15.8 Cumulative Remedies...........................................  26
     15.9 Default by Landlord...........................................  26

ARTICLE XVI ATTORNEYS' FEES; INDEMNIFICATION............................  26

     16.1 Attorneys' Fees...............................................  27
     16.2 Indemnification...............................................  27

ARTICLE XVII SUBORDINATION AND ATTORNMENT...............................  27

     17.1 Subordination.................................................  27
     17.2 Attornment....................................................  28
     17.3 Mortgagee Protection..........................................  28

ARTICLE XVIII MISCELLANEOUS.............................................  29

     18.1  Quiet Enjoyment..............................................  29
     18.2  Rules and Regulations........................................  29
     18.3  Estoppel Certificates........................................  29
     18.4  Entry by Landlord............................................  30
     18.5  Landlord's Lease Undertakings................................  30
     18.6  Transfer of Landlord's Interest..............................  30
     18.7  Holdover.....................................................  31
     18.8  Notices......................................................  31
     18.9  Brokers......................................................  31
     18.10 Communications and Computer Lines............................  31
     18.11 Entire Agreement.............................................  32
     18.12 Amendments...................................................  32
     18.13 Successors...................................................  32
     18.14 Force Majeure................................................  32
     18.15 Survival of Obligations......................................  33
     18.16 Light and Air................................................  33
     18.17 Governing Law................................................  33
     18.18 Severability.................................................  33
     18.19 Captions.....................................................  33

     18.20 Interpretation..............................................   33
     18.21 Independent Covenants.......................................   33
     18.22 Number and Gender...........................................   33
     18.23 Time is of the Essence......................................   34
     18.24 Joint and Several Liability.................................   34
     18.25 Exhibits....................................................   34
     18.26 Offer to Lease..............................................   34
     18.27 No Counterclaim; Choice of Laws.............................   34
     18.28 Rights Reserved by Landlord.................................   34
     18.29 Asbestos....................................................   35
     18.30 ADR Process.................................................   35

EXHIBITS
--------

Rider to Lease

Exhibit A    Floor Plan of Premises
Exhibit B    Work Letter Agreement
Exhibit C    Rules and Regulations
Exhibit D    None
Exhibit E    Acceptance Letter
Addendum to Lease

                                 OFFICE LEASE
                                 ------------

          THIS OFFICE LEASE ("Lease"), dated February 25, 1999, is made and entered into by and between OTR, an Ohio general partnership, as Nominee of The State Teachers Retirement Board of Ohio, a statutory organization by the laws of Ohio ("Landlord") and INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("Tenant") upon the following terms and conditions:


                  ARTICLE I - SUMMARY AND CERTAIN DEFINITIONS
                  -------------------------------------------

     Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein:


     1.1.  Building. The term "Building" shall mean that certain office building
           --------
located at 44 Montgomery Street in San Francisco, California, commonly known as 44 MONTGOMERY STREET together with any related land, improvements, common areas, driveways, sidewalks and landscaping.

     1.2.  Premises. The term "Premises" shall mean Suite 3700 in the Building,
           --------
as more particularly outlined on the "Floor Plan" attached hereto as Exhibit "A" and incorporated herein by reference. As used herein, "Premises" shall not include any storage area in the Building or rooftop area on the Building, which areas shall (if applicable) be leased or rented pursuant to separate written agreements.

     1.3.  Rentable Area of the Premises. The term "Rentable Area of the
           -----------------------------
Premises" shall mean 4,442 rentable square feet, which Landlord and Tenant have stipulated as the Rentable Area of the Premises.

     1.4.  Lease Year. The term "Lease Year" shall mean such consecutive twelve
           ----------
(12) month period following the Commencement Date.

     1.5.  Lease Term. The term of this Lease ("Lease Term") shall be for a
           ----------
period of five (5) consecutive Lease Years following the Commencement Date, unless sooner terminated as otherwise provided in this Lease.

     1.6.  Commencement Date. Subject to adjustment as provided in Section 3.1,
           -----------------
the term "Commencement Date" shall mean June 1, 1999.

     1.7.  Expiration Date. Subject to adjustment as provided in Section 3.1,
           ---------------
the term "Expiration Date" shall mean May 31, 2004.

     1.8.  Base Rent. Subject to adjustment as provided in Article 4, the term
           ---------
"Base Rent" shall mean the following amounts for the following periods:


Period                     Monthly Base Rent         Annual Rate/RSF         Annual Base Rent
------                     -----------------         ---------------         ----------------
06/01/99-05/31/00            $17,716.18               $47.86                    $212,594.12
06/01/00-05/31/01            $19,196.84               $51.86                    $230,362.12
06/01/01-05/31/02            $19,567.01               $52.86                    $234,804.12
06/01/02-05/31/03            $20,307.34               $54.86                    $243,688.12
06/01/03-05/31/04            $20,677.51               $55.86                    $248,130.12



     1.99   Tenant's Percentage Share. Subject to adjustment by Acceptance
            -------------------------
letter, the term "Tenant's Percentage Share" shall mean percent 0.71% with respect to increases in Property Taxes and Operating Expenses (as such terms are hereinafter defined). Landlord may reasonably recompute Tenant"s Percentage Share from time to time to reflect reconfigurations, additions or modifications to the Premises or Building.

     1.10.  Security Deposit. The term "Security Deposit" shall mean
            ----------------
$39,238.00 delivered by Tenant to Landlord to secure Tenant's performance of its obligations hereunder.


     1.11.  Tenant's Permitted Use. The term "Tenant's Permitted Use" shall
            ----------------------
mean general and administrative office use, and no other use.

     1.12.  Business Hours. The term "Business Hours" shall mean the hours of
            --------------
8:00 A.M. to 6:00 P.M., Monday through Friday, and 9:00 A.M. to 1:00 P.M., Saturday (federal and state holidays excepted). "Holidays" are defined to be the following days: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and to the extent of utilities or services provided by union members engaged at the Building, such other holidays observed by such unions.

     1.13.  Landlord's Address For Notices.  The term "Landlord's Address for
            ------------------------------
Notices" shall mean OTR c/o Seagate Properties, Inc., 44 Montgomery Street, Suite 1710, San Francisco, California 94104, Attn: Property Manager, with a copy (but which copy shall not constitute notice) to OTR, 275 Broad Street, Columbus, Ohio, Attn: Director, Real Estate.

     1.14.  Tenant's Address For Notices.  The term "Tenant's Address For
            ----------------------------
Notices" shall mean 44 Montgomery Street, Suite 3700, San Francisco, CA 94104,
Attn: Ken Fox (after the Commencement Date) and 44 Montgomery Street, Suite 3705, San Francisco, CA 94104, Attn: Ken Fox (before the Commencement Date).

     1.15.  Brokers.  The term "Brokers" shall mean Seagate Properties, Inc.
            -------

     1.16.  Guarantors.  The term "Guarantors" shall mean none.
            ----------

                             ARTICLE II - PREMISES
                             ---------------------


     2.1. Lease of Premises.  Commencing on the Commencement Date, Landlord
          -----------------
agrees to and shall lease the Premises to Tenant, and Tenant agrees to and shall lease and hire the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease.

     2.2. Acceptance of Premises.  Unless otherwise specifically set forth in
          ----------------------
the Lease, Tenant acknowledges that Landlord has not made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's Permitted Use or for any other purpose. Prior to Tenant's taking possession of the Premises, Landlord or its designee and Tenant will walk the Premises for the purpose of reviewing the condition of the Premises. Within ten (10) business days after such review, Landlord and Tenant shall execute and deliver to each other duplicate original counterparts of the Acceptance Letter. Except as is expressly set forth in this Lease or Work Letter Agreement, or as may be expressly set forth in the Acceptance Letter, Tenant agrees to accept the Premises in its "as is" physical condition without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements (or to provide any allowance for same).

                              ARTICLE III - TERM
                              ------------------

     3.1. Term.  Except as otherwise provided in this Lease, the Lease Term
          ----
shall be for the period described in Section 1.5 of this Lease, commencing on the Commencement Date described in Section 1.6 of this Lease and ending on the Expiration Date described in Section 1.7 of this Lease; provided, however, that, for any reason, Landlord is unable to deliver possession of the Premises on the date described in Section 1.6 of this Lease, Landlord shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but, rather, the Lease Term shall commence upon, and the Commencement Date shall be the date that possession of the Premises is so tendered to Tenant (except for Tenant-caused delays which shall not be deemed to delay commencement of the Lease
Term), and, the Expiration Date described in Section 1.7 of this Lease and the rent periods described in Section 1.8 shall be extended by an equal number of days. See First Addendum to Lease Section 3.1.

                              ARTICLE IV - RENTAL
                              -------------------

     4.1. Definitions.  Unless the context otherwise specifies or requires, the
          -----------
following terms shall have the meanings specified herein:

          4.1.1.  Base Year.  The term "Base Year" shall mean calendar year
                  ---------
1999.

          4.1.2.  Property Taxes.  The term "Property Taxes" shall mean the
                  --------------
aggregate amount of all real estate taxes, assessments (whether they be general or special), sewer rents and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local government charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which Landlord shall pay or become obligated to pay in connection with the Building, or any part thereof, Property Taxes shall also include all fees and costs, including attorneys' fees, appraisals and consultants" fees, incurred by Landlord in seeking to obtain a reassessment, reduction of, or a limit on the increase in, any Property Taxes, but the total of said fees and costs shall not exceed the amount of any reduction in Property Taxes actually granted. If due to Landlord's negligence it fails to timely pay any installment of Property Taxes, and as a direct consequence thereof the taxing authority assesses a late fee or penalty, said late fee or penalty shall not be included in Property Taxes. Property Taxes for any calendar year shall be Property Taxes which are due for payment or paid in such year, rather than Property Taxes which are assessed or become a lien during such year. Property Taxes shall include any tax, assessment, levy, imposition or charge imposed upon Landlord and measured by or based in whole or in part upon the Building or the rents or other income from the Building, to the extent that such items would be payable if the Building was the only property of Landlord subject to same and the income received by Landlord from the Building was the only income of Landlord. Property Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the Building. See First Addendum to Lease Section 4.1.2.

          4.1.3.  Operating Expenses.  The term "Operating Expenses" shall mean
                  ------------------
all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord in the operation, ownership, maintenance, insurance, management, replacement and repair of the Building (excluding Property Taxes) including without limitation:

                  (i) Premiums for property, casualty, liability, earthquake, Rent interruption or other types of insurance carried by Landlord to the extent carried by other institutional owners and operators of first class office.


                 (ii) Salaries, wages, and other amounts paid or payable for personnel including the Building manager, superintendent, operation and maintenance staff, and other employees of Landlord involved in the maintenance and operation of the Building, including contributions and premiums towards fringe benefits, unemployment, disability and worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or property managers engaged in the operating, repair, care, maintenance and cleaning of any portion of the Building.

                 (iii) Cleaning expenses, including without limitation, janitorial services, window cleaning, and garbage and refuse plants.

                 (iv) Landscape expenses, including without limitation, irrigation, trimming, mowing, fertilizing, seeding and replacing plants.

                 (v) Heating, ventilating, air conditioning and steam/utilities expenses, including fuel, gas, electricity, water, sewer, telephone and other services.

                 (vi) Maintaining operating, repairing and replacing components of equipment or machinery, including without limitation, heating, refrigeration, ventilation, electrical, plumbing, mechanical, elevator, escalator, sprinklers, fire/life safety, security and energy management system, including service contracts, maintenance contracts, supplies and parts.

                 (vii) Other items of repair or maintenance of elements of the Building.

                 (viii) The costs of policing, security and supervision of the Building.

                 (ix) Fair market rental and other costs with respect to the management office for the Building.

                 (x) The cost of the rental of any machinery or equipment and the cost of supplies used in the maintenance and operation of the Building.

                 (xi) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenants of the Building.

                 (xii) Capital expenditures (a) made primarily to reduce Operating Expenses or to comply with any laws or other governmental requirements applicable to the Building, or (b) for replacements (as opposed to additions or new improvements) of items located in the common areas of the Building, required to keep such areas in good condition; provided all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (x) their useful lives, (y) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures.

                 (xiii) Legal fees and expenses.

                 (xiv) Payments under the easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development.

                 (xv) A fee for the administration and management of the Building as reasonably determined by Landlord from time to time. See First Addendum to Lease Section 4.1.4.

          4.1.4. Exclusions from Operating Expenses.  Operating Expenses shall
                 ----------------------------------
not include costs of alteration of the premises of tenants of the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, expenses incurred in enforcing obligations of tenants of the Building, salaries and other compensation of executive officers of the managing agent of the Building senior to the Building manager, costs of any special service provided to any one tenant of the Building but not to tenants of the Building generally, and costs of marketing or advertising the Building.

          4.1.5.  Adjustment.  If the Building does not have one hundred percent
                  ----------
(100%) occupancy during an entire calendar year, including the Base Year, then the variable cost component of "Property Tax" and "Operating Expenses" shall be equitably adjusted so that the total amount of Property Tax and Operating Expenses equals the total amount which would have been paid or incurred by Landlord had the Building been one hundred percent (100%) occupied for the entire calendar year. In no event shall Landlord be entitled to receive from Tenant and any other tenants in the Building an aggregate amount in excess of actual Operating Expenses as a result of the foregoing provision.

     4.2. Base Rent.
          ---------

          4.2.1.  Rent Adjustment.  During the Lease Term, Tenant shall pay to
                  ---------------
Landlord as rental for the Premises the Base Rent described in Section 1.8 above, subject to adjustment (herein called the "Rent Adjustment") as follows: per the Base Rent schedule in Section 1.8 above.

          4.2.2.  Tax and Operating Expense Adjustment.  In addition to the Rent
                  ------------------------------------
Adjustment, during each calendar year subsequent to the Base Year, the Base Rent shall be increased by (collectively, the "Tax and Operating Expense Adjustment"): (i) Tenant's Percentage Share of the total dollar increase, if any, in Property Taxes for such year over Property Taxes for the Base Year; and
(ii) Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord during such year over Operating Expenses paid or incurred by Landlord during the Base Year. A decrease in Property Taxes or Operating Expenses below the Base Year amounts shall not decrease the amount of the Base Rent due hereunder or give rise to a credit in favor or Tenant.

          4.2.3.  Tax Exempt Tenant.  If Tenant's Additional Rent as finally
                  -----------------
determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within thirty (30) days of Tenant's receipt of Landlord"s statement. If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within thirty (30) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

     If for any reason Base Taxes or Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant's Additional Rent shall be reduced, refunded or adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Building being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not previously paid shall survive the expiration of the Term. Notwithstanding anything to the contrary in this Lease, if there is at any time a decrease in Taxes below the amount of the Taxes for the Base Year, then for purposes of calculating Additional Rent for the year in which such decrease occurs and all subsequent periods, Base Taxes shall be reduced to equal the Taxes for the year in which the decrease occurs.

     4.3. Adjustment Procedure; Estimates.  The Tax and Operating Expense
          -------------------------------
Adjustment shall be determined and paid as follows:

          4.3.1.  Estimates.  During each calendar year subsequent to the Base
                  ---------
Year, Landlord shall give Tenant written notice of its estimate of any increased amounts payable under Section 4.2.2 for that calendar year. On or before the first day of each calendar month during the calendar year, Tenant shall pay to Landlord one-twelfth (1/12/th/) of such estimated amounts; provided, however, that not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

          4.3.2.  Landlord's Statement.  Within one hundred twenty (120) days
                  --------------------
after the close of each calendar year or as soon thereafter as is practicable, Landlord shall deliver to Tenant a statement of that year"s Property Taxes and Operating Expenses, and the actual Tax and Operating Expense Adjustment to be made pursuant to Section 4.2.2 for such calendar year, as determined by Landlord (the "Landlord's Statement"). Such Landlord's Statement shall be binding upon Tenant, except as specifically provided in Section 4.4 below. If the amount of the actual Tax and Operating Expense Adjustment is more than the estimated payments for such calendar year made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days of receipt of Landlord's Statement. If the amount of the actual Tax and Operating Expense Adjustment is less than the estimated payments for such calendar year made by Tenant, any excess shall be credited against Rent (as hereinafter defined) next payable by Tenant under this Lease or, if the Lease Term has expired, any excess shall be paid to Tenant. No delay in providing the Statement shall act as a waiver of Landlord's right to increase in payment pursuant to the Tax and Operating Expense Adjustment.

          4.3.3.  Termination.  If this Lease shall terminate on a day other
                  -----------
than the end of a calendar year, the amount of the Tax and Operating Expense Adjustment to be paid that is applicable to the calendar year in which such termination occurs shall be prorated on the basis of the number of days from January 1 of the calendar year to the termination date bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 4.3.2 to be performed after such termination.

     4.4. Review of Landlord's Statement.  Provided that Tenant is not then in
          ------------------------------
default beyond any applicable cure period of its obligations to pay Base Rent, additional rent described in Section 4.2.2 or any other payments required to be made by it under this Lease, and provided further that Tenant strictly complies with the provisions of this Section 4.4, Tenant shall have the right, once each calendar year to reasonably review supporting data for any portion of a Landlord's Statement (provided, however, Tenant may not have an audit or review right to all documentation relating to Building operations as this would far exceed the relevant information necessary to property document a pass-through billing statement, but real estate tax statements, and information on utilities, repairs, maintenance and insurance will be available), in accordance with the following procedure:

          4.4.1.  Notice.  Tenant shall, within twenty five (25) business days
                  ------
after any such Landlord's Statement is delivered, deliver a written notice to Landlord specifying the portions of the Landlord's Statement that are claimed to be incorrect, and Tenant shall pay to Landlord when due all amounts due from Tenant to Landlord as specified in the Landlord's Statement. Except as expressly set forth below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all payments of Base Rent and all payments of Tenant"s Tax and Operating Expense Adjustment) pending the completion of and regardless of the results of any review of records under this
Section 4.4. The right of Tenant under this Section 4.4 may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Section 4.4 for a particular Landlord"s Statement shall be deemed waived.

          4.4.2.  Records.  Tenant acknowledges that Landlord maintains its
                  -------
records for the Building at Landlord's manager's corporate offices presently located at the address set forth in Section 1.12 and Tenant agrees that any review of records under this Section 4.4 shall be at the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing. Tenant acknowledges and agrees that any records reviewed under this Section 4.4 constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.

          4.4.3.  Landlord's Review; Reconciliation.  Any errors disclosed by
                  ---------------------------------
the review shall be promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an independent firm of certified public accountants of national standing. In the event of a disagreement between the two accounting firms, the review that discloses the least amount of deviation from the Landlord's Statement shall be deemed to be correct. In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Tax and Operating Expense Adjustment. In the event that such results show that Tenant has underpaid its obligations for a preceding period, Tenant shall be liable for Landlord's actual accounting fees, and the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Tax and Operating Expense Adjustment.

     4.5. Payment.  Concurrently with the execution hereof, Tenant shall pay
          -------
Landlord Base Rent for the first calendar month of the Lease Term. Thereafter the Base Rent described in Section 1.8, as adjusted in accordance with Section 4.2, shall be payable in advance on the first day of each calendar month. If the Commencement Date is other than the first day of a calendar month, the prepaid Base Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in the calendar month. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States at Landlord's office in the Building or to such other person or at such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

     4.6. Late Charge; Interest.  Tenant acknowledges that the late payment of
          ---------------------
Base Rent or any other amounts payable by Tenant to Landlord hereunder (all of which shall constitute additional rental to the same extent as Base Rent) will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any such payment on or before five (5) days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, (a) a late charge equal to five percent (5%) of the overdue amount to cover such additional administrative costs; and (b) interest on the delinquent amounts at the lesser of the maximum rate permitted by law (if any) or twelve percent (12%) per annum from the date due to the date paid.

     4.7. Additional Rent.  For purposes of this Lease, all amounts payable by
          ---------------
Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rental hereunder. Such additional rental, together with the Base Rent, Rent Adjustment, and Tax and Operating Expense Adjustment, shall sometimes be referred to in this Lease as "Rent".

     4.8. Additional Taxes.  Notwithstanding anything in Section 4.1.2 to the
          ----------------
contrary, Tenant shall reimburse Landlord upon demand for any and all taxes payable by or imposed upon Landlord upon or with respect to: any fixtures or personal property located in the Premises; any leasehold improvements made in or to the Premises by or for Tenant; the Rent payable hereunder, including, without limitation, any gross receipts tax, license fee or excise tax levied by any governmental authority; the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of any portion of the Premises (including without limitation any applicable possessory interest taxes); or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

                         ARTICLE V - SECURITY DEPOSIT
                         ----------------------------

     Upon the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit described in Section 1.10 above. The Security Deposit is made by Tenant to secure the faithful performance of all the terms, covenants and conditions of this Lease to be performed by Tenant. If Tenant shall default with respect to any covenant or provision hereof beyond the applicable cure period, Landlord may use, apply or retain all or any portion of the Security Deposit to cure such default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall immediately upon written demand deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated. Landlord shall not be required to keep the Security Deposit separate from its general accounts and Tenant shall be entitled to interest on the Security Deposit. Landlord agrees to invest the Security Deposit in certificates of deposit, treasury bills or other investments as determined by Landlord; provided, however, that Landlord shall not be required to invest the Security Deposit in an investment yielding the highest possible rate of interest, and Landlord does not guarantee to Tenant any minimum rate of interest on the investment of the Security Deposit. All interest accruing on such investment shall be paid to Tenant annually during the Term, provided that Tenant is not in default under this Lease beyond any applicable cure period. Within thirty (30) days after the expiration of the Lease Term and the vacation of the Premises by Tenant, the Security Deposit, or such part as has not been applied to cure any default of Tenant, shall be returned to Tenant.


                         ARTICLE VI - USE OF PREMISES
                         ----------------------------

     6.1. Tenant's Permitted Use.  Tenant shall use the Premises only for
          ----------------------
Tenant's Permitted Use as set forth in Section 1. II above and shall not use or permit the Premises to be used for any other purpose without Landlord's prior written consent. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use. Landlord disclaims any warranty that the Premises are suitable for Tenant's use and Tenant acknowledges that it has had a full opportunity to make its own determination in this regard.

     6.2. Compliance With Laws and Other Requirements.
          -------------------------------------------

          6.2.1.  Applicable Law.  Tenant shall cause the Premises to comply in
                  --------------
all material respects with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction including, without limitation, any certificate of occupancy and any law, ordinance, regulation, covenant, condition or restriction affecting the Building or the Premises which in the future may become applicable to the Premises (collectively "Applicable Law").

          6.2.2.  No Violation.  Tenant shall not use the Premises, or permit
                  ------------
the Premises to be used, in any manner which: (a) violates any Applicable Law;
(b) causes or is reasonably likely to cause damage to the Building or the Premises; (c) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy; (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (f) violates the Rules and Regulations described in Article XVIII.

     6.3. Hazardous Materials.
          -------------------

          6.3.1.  Prohibition.  No Hazardous Materials (as defined herein),
                  -----------
shall be Handled (as also defined herein), upon, about, above or beneath the Premises or any portion of the Building by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees. Any such Hazardous Materials so Handled shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, normal quantities of Tenant's Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be Handled at the Premises without Landlord's prior written consent. Tenant's Hazardous Materials shall be Handled at all times in compliance with the manufacturer's instructions therefor and all applicable Environmental Law (as defined herein). See First Addendum to Lease
Section 6.3.1.

          6.3.2.  Remediation.  Notwithstanding the obligation of Tenant to
                  -----------
indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any Regulatory Authority (as defined herein), or necessary for Landlord to make full economic use of the Premises or any portion of the Building, which requirements or necessity arises from the Handling of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises or any portion of the Building, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building.

          6.3.3.  Additional Documents.  Tenant agrees to execute affidavits,
                  --------------------
representations, and the like from time to time at Landlord's request stating Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises.

          6.3.4.  Environmental Laws.  As used herein, "Environmental Laws"
                  ------------------
means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any Regulatory Authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

          6.3.5.  Hazardous Materials.  As used herein, "Hazardous Materials"
                  -------------------
means: (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance", "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws; (ii) containing petroleum, crude oil or any fraction thereof; (iii) containing polychlorinated biphenyls (PCB's); (iv) containing asbestos; (v) which is radioactive; or (vi) which is infectious; or (b) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined, or become defined by environmental laws; or (c) materials which cause a nuisance upon or waste to the Premises or any portion of the Building.

          6.3.6.  Handle.  As used herein, "Handle," "handle," "Handled,"
                  ------
"handled," "Handling," or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

          6.3.7.  Regulatory Authority.  As used herein, "Regulatory Authority"
                  --------------------
shall mean any federal, state or local governmental agency, commission, board or political subdivision.

                      ARTICLE VII- UTILITIES AND SERVICES
                      -----------------------------------

     7.1. Building Services.  Landlord agrees to furnish or cause to be
          -----------------
furnished to the Premises the following utilities and services, subject to the conditions and standards set forth herein:

          7.1.1.  Elevator Service.  Non-attended automatic elevator service (if
                  ----------------
the Building has such equipment serving the Premises), in common with Landlord and other tenants and occupants and their agents and invitees.

          7.1.2.  HVAC.  During Business Hours, such air conditioning, heating
                  ----
and ventilation as, in Landlord's reasonable judgment, are required for the comfortable use and occupancy of the Premises; provided, however, that if Tenant shall require heating, ventilation or air conditioning in excess of that which Landlord shall be required to provide hereunder, Landlord shall provide such additional heating, ventilation or air conditioning at such rates and upon such additional conditions as shall be determined by Landlord from time to time.

          7.1.3.  Water.  Water for drinking and if rest rooms are within the
                  -----
Premises, rest room purposes.

          7.1.4.  Janitorial and Cleaning. Reasonable janitorial and cleaning
                  -----------------------
services, provided that the Premises are used exclusively for office purposes and are kept reasonably in order by Tenant. If the Premises are not used exclusively as offices, Landlord, at Landlord's sole discretion, may require that the Premises be kept clean and in order by Tenant, at Tenant's expense, to the satisfaction of Landlord and by persons approved by Landlord; and, in all events, Tenant shall pay to Landlord the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish attendant to normal office usage.

          7.1.5.  Electricity.  At all reasonable times, electric current as
                  -----------
required for building standard lighting and standard office equipment based on executive and administrative use; provided, however, that: (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any computers, word processors, electronic data processing equipment or other type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide hereunder (provided, however, that the foregoing shall not preclude the use of personal computers or similar office equipment); (ii) if Tenant shall require electric current which may disrupt the provision of electrical service to other tenants, Landlord may refuse to grant its consent or may condition its consent upon

Tenant's payment of the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, in which latter event Tenant shall pay for the cost of such meter(s) and the cost of installation, and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; and
(iii) if Tenant's increased electrical requirements will materially affect the temperature level in the Premises or the Building, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Building. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Rent will then be equitably and periodically adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to Tenant in the Premises.

          7.1.6.  Payments.  Any amounts which Tenant is required to pay to
                  --------
Landlord pursuant to this Section 7.1 shall be payable upon demand by Landlord and shall constitute additional rent.

     7.2. Interruption of Service.  Landlord shall not be liable for any failure
          -----------------------
to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in Section 7. 1, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Rent, Base Rent and additional rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder shall not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

                    ARTICLE VIII - MAINTENANCE AND REPAIRS
                    --------------------------------------

     8.1. Landlord's Obligations.  Except as expressly provided in Sections 8.2
          ----------------------
and 8.3 below, Landlord shall maintain the Building in reasonable order and repair throughout the Lease Term; provided, however, that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article XI, there shall be no abatement of Rent, nor shall there be any liability of Landlord, by reason of any injury or inconvenience to, or interference with, Tenant's business or operations arising from the making of, or failure to make, any maintenance or repairs in or to any portion of the Building.

     8.2. Tenant's Obligations.  During the Lease Term, Tenant shall, at its
          --------------------
sole cost and expense, maintain the Premises in good order and repair (including, without limitation, the carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements, whether installed by Landlord or Tenant). Further, Tenant shall be responsible for, and upon demand by Landlord shall promptly reimburse Landlord for, any damage to any portion of the Building or the Premises caused by (a) Tenant's activities in the Building or the Premises; (b) the performance or existence of any alterations, additions or improvements made by Tenant in or to the Premises; (c) the installation, use, operation or movement of Tenant's property in or about the Building or the Premises; or (d) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

     8.3. Landlord's Rights.  Landlord and its contractors shall have the right,
          -----------------
at all reasonable times and upon prior written, oral or telephonic notice to Tenant at the Premises, other than in the case of any emergency in which case no notice shall be required, to enter upon the Premises to make any repairs to the Premises or the Building reasonably or deemed reasonably necessary by Landlord and to erect such equipment, including scaffolding, as is reasonably necessary to effect such repairs.

             ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS
             ----------------------------------------------------

     9.1. Landlord's Consent; Conditions.  Tenant shall not make or permit to be
          ------------------------------
made any alterations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which consent, with respect to non-structural alterations, shall not be unreasonably withheld, and which consent with respect to any alterations which may affect the structural or safety components of the Building, may be given or withheld in Landlord's sole and absolute discretion. Landlord may impose as a condition to making any Alterations such requirements as Landlord in its reasonable discretion deems necessary or desirable including without limitation: Tenant's submission to Landlord, for Landlord's prior written approval, of all plans and specifications relating to the Alterations; Landlord's prior written approval of the time or times when the Alterations are to be performed; Landlord's prior written approval of the contractors and subcontractors performing Work in connection with the Alterations; employment of union contractors and subcontractors who shall not cause labor disharmony; Tenant's receipt of all necessary permits and approvals from all governmental authorities having jurisdiction over the Premises prior to the construction of the Alterations; Tenant's delivery to Landlord of such bonds and insurance as Landlord shall reasonably require; and Tenant's payment to Landlord of all costs and expenses incurred by Landlord because of Tenant's Alterations, including but not limited to costs incurred in reviewing the plans and specifications for, and the progress of, the Alterations. Tenant is required to provide Landlord written notice of whether the Alterations include the Handling of any Hazardous Materials and whether these materials are of a customary and typical nature for industry practices. Upon completion of the Alterations, Tenant shall provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations.

     9.2. Performance of Alterations Work.  All work relating to the Alterations
          -------------------------------
shall be performed in compliance with the plans and specifications approved by Landlord, all applicable laws, ordinances, rules, regulations and directives of all governmental authorities having jurisdiction (including without limitation Title 24 of the California Administrative Code) and the requirements of all carriers of insurance on the Premises and the Building, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Building. All costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand. No asbestos-containing materials shall be used or incorporated in the Alterations. No lead-containing surfacing material, solder, or other construction materials or fixtures where the presence of lead might create a condition of exposure not in compliance with Environmental Laws shall be incorporated in the Alterations.

     9.3. Liens.  Tenant shall pay when due all costs for work performed and
          -----
materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. Further, Tenant shall give Landlord not less than seven (7) business days prior written notice before commencing any Alterations in or about the Premises to permit Landlord to post appropriate notices of non-responsibility. Tenant shall also secure, prior to commencing any Alterations, at Tenant's sole expense upon Landlord's reasonable request, a completion and lien indemnity bond satisfactory to Landlord for such work. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien %waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within ten (10) days after Landlord notifies Tenant in writing that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in this Lease for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

     9.4.   Lease Termination.  Except as provided herein, upon expiration or
            -----------------
earlier termination of this Lease Tenant shall surrender the Premises to Landlord in the same condition as existed on the date Tenant first occupied the Premises (whether pursuant to this Lease or an earlier lease), subject to reasonable wear and tear and Article XI and XII hereof regarding casualty and condemnation. All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand. Notwithstanding the foregoing to the contrary, in the event that Landlord gives its consent, pursuant to the provisions of this
Article IX, to allow Tenant to make an Alteration in the Premises, Landlord agrees, upon Tenant's written request, to notify Tenant in writing at the time of the giving of such consent whether Landlord will require Tenant, at Tenant's cost, to remove such Alteration at the end of the Lease Term.

                   ARTICLE X - INDEMNIFICATION AND INSURANCE
                   -----------------------------------------

     10.1.  Indemnification.
            ---------------

            10.1.1. Tenant. Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any Mortgagee, as defined herein, and each of their respective partners, directors, officers, agents and employees, successors and assigns (except to the extent the losses described below are caused by the gross negligence or intentional misconduct of Landlord, its agents and employees), from and against:

                     (i) any and all loss, cost, damage, liability or expense as incurred (including but not limited to reasonable attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death or property damage sustained by such person or persons which arises out of, is occupied by or is in any way attributable to the use or occupancy of the Premises or any portion of the Building by Tenant or the acts or omissions of Tenant or its agents, employees, contractors, clients, invitees or subtenants except that caused by the sole active negligence or willful misconduct of Landlord or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Landlord's employees or agents or damage to the Premises or any portion of the Building.

                     (ii) any and all environmental damages which arise from:
(a) the Handling of any Tenants Hazardous Materials, as defined in Section 6.3 or (b) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean (x) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Building, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Building, and from any adverse impact of Landlord's marketing of space); (y) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (z) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Building, or otherwise required under this Lease. To the extent that Landlord is held strictly liable by a court or other governmental agency of competent jurisdiction under any Environmental Laws, Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee. Tenant's obligations and liabilities pursuant to this Section 10.1 shall survive the expiration or earlier termination of this Lease.

            10.1.2.  Landlord.  Landlord agrees to protect, indemnify, hold
                     --------
harmless and defend Tenant from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys' fees, with respect to any claim of damage or injury to persons or property at the Premises, caused by the gross negligence or intentional misconduct of Landlord or its authorized agents or employees.

            10.1.3.  No Limitation.  Notwithstanding anything to the contrary
                     -------------
contained herein, nothing shall be interpreted or used to (a) in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord, or (b) infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

     10.2.  Property Insurance.
            ------------------

            10.2.1.  Tenant All-Risk. At all times during the Lease Term, Tenant
                     ---------------
shall procure and maintain, at its sole expense, "all-risk" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, and explosion, in an amount not less than one hundred percent (100%) of the replacement cost covering
(a) all Alterations made by or for Tenant in the Premises; and (b) Tenant's trade fixtures, equipment and other personal property from time to time situated in the Premises. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant's personal property shall be paid to Tenant.

            10.2.2.  Tenant Business Interruption.  At all times during the
                     ----------------------------
Lease Term, Tenant shall procure and maintain business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 10.2. 1.

            10.2.3.  Landlord All-Risk.  Landlord shall, at all times during the
                     -----------------
Lease Term, procure and maintain "all-risk" property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building in which the Premises are located and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.

     10.3.  Liability Insurance.

            10.3.1.  Tenant.  At all times during the Lease Term, Tenant shall
                     ------
procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars ($2,000,000). All such policies shall be written to apply to all bodily injury, property damage, and personal injury losses, and shall be endorsed to include Landlord and its agents, beneficiaries, partners, employees, and any deed of trust holder or mortgagee of Landlord or any ground lessor as additional insureds. Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the additional insureds.

            10.3.2.  Alcohol.  Prior to the sale, storage, use or giving away of
                     -------
alcoholic beverages on or from the Premises by Tenant or another person, Tenant, at its own expense, shall obtain a policy or policies of insurance issued by a responsible insurance company and in a form acceptable to Landlord saving harmless and protecting Landlord and the Premises against any and all damages, claims, liens, judgments, expenses and costs, including actual attorneys' fees, arising under any present or future law, statute, or ordinance of the State of California or other governmental authority having jurisdiction of the Premises, by reason of any storage, sale, use or giving away of alcoholic beverages on or from the Premises. Such policy or policies of insurance shall have a minimum combined single limit of One Million Dollars ($1,000,000) per occurrence and shall apply to bodily injury, fatal or nonfatal; injury to means of support; and injury to property of any person. Such policy or policies of insurance shall name Landlord and its agents, beneficiaries, partners, employees and any mortgagee of Landlord or any ground lessor of Landlord as additional insureds.

            10.3.3.  Landlord.  Landlord shall, at all during the Lease Term,
                     --------
procure and maintain commercial general liability insurance for the Building in which the Premises are located. Such insurance shall have minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence, and a general aggregate limit of at least Two Million Dollars ($2,000,000).

     10.4.  Workers' Compensation Insurance.  At all times during the Lease
            -------------------------------
Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the State of California, and Employer's Liability insurance with a limit not less than One Million

Dollars ($1,000,000) Bodily Injury Each Accident; One Million Dollars ($1,000,000) Bodily Injury By Disease - Each Person; and One Million Dollars ($1,000,000) Bodily Injury to Disease - Policy Limit.

     10.5.  Policy Requirements.  All insurance required to be maintained by
            -------------------
Tenant shall be issued by insurance companies authorized to do insurance business in the State of California and rated not less than A-VIII in Best's Insurance Guide. A certificate of insurance (or, at Landlord's option,- copies of the applicable policies) evidencing the insurance required under this Article X shall be delivered to Landlord reduction or material prior to the Commencement Date. No such policy shall be subject to cancellation reduction or material modification without thirty (30) days prior written notice to Landlord and to any deed of trust holder, mortgagee or ground lessor designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the. current policy. Tenant shall have the right to provide the insurance required by this Article X pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and Landlord as required by this Lease pursuant to a per-location endorsement.

     10.6.  Waiver of Subrogation.  Each party hereby waives any right of
            ---------------------
recovery against the other for injury or loss due to hazards covered by insurance or required to be covered, to the extent of the injury or loss covered thereby. Any policy of insurance to be provided by Tenant or Landlord pursuant to this Article X shall contain a clause denying the applicable insurer any right of subrogation against the other party.

     10.7.  Failure to Insure.  If Tenant fails to maintain any insurance which
            -----------------
Tenant is required to maintain pursuant to this Article X, Tenant shall be liable to Landlord for any loss or cost resulting from such failure to maintain. Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole and absolute discretion.

                      ARTICLE XI - DAMAGE OR DESTRUCTION
                      ----------------------------------

     11.1.  Total Destruction.  Except as provided in Section 1 1.3 below, this
            -----------------
Lease shall, at Landlord's election, terminate if the Building is totally destroyed.

     11.2.  Partial Destruction of Premises.  If the Premises are damaged by any
            -------------------------------
casualty and, in Landlord's opinion, the Premises (exclusive of any Alterations made to the Premises by Tenant) can be restored to its pre-existing condition within two hundred seventy (270) days after the date of the damage or destruction, Landlord shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.3, promptly and with due diligence repair any damage to the Premises (exclusive of any Alterations to the Premises made by Tenant, which shall be promptly repaired by Tenant at its sole expense) and, until such repairs are completed, the Rent shall be abated from the date of damage or destruction in the same proportion that the rentable area of the portion of the Premises which is unusable by Tenant in the conduct of its business bears to the total rentable area of the Premises. If such repairs cannot, in Landlord's opinion, be made within said two hundred seventy (270) day period, then Landlord may, at its option, exercisable by written notice given to Tenant within thirty (30) days after the date of the damage or destruction, elect to make the repairs within a reasonable time after the damage or destruction, in which event this Lease shall remain in full force and effect but the Rent shall be abated as provided in the preceding sentence; if Landlord does not so elect to make the repairs, then either Landlord or Tenant shall have the right, by written notice given to the other within sixty (60) days after the date of the damage or destruction, to terminate this Lease as of the date of the damage or destruction.

     11.3.  Exceptions to Landlord's Obligations.  Notwithstanding anything to
            ------------------------------------
the contrary contained in this Article XI, Landlord shall have no obligation to repair the Premises if either: (a) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding thirty five percent (35%) of the full insurable value of the Building; or (b) Landlord elects to demolish the Building in which the Premises are located; or (c) the damage or destruction occurs less than nine (9) months prior to the Expiration Date, exclusive of option periods. Further, Tenant's Rent shall not be abated if either (i) the damage or destruction is repaired within five (5) business days after Landlord receives written notice from Tenant of the casualty, or (ii) Tenant, or any officers, partners, employees, agents or invitees of Tenant, or any assignee or subtenant of Tenant, is, in whole or in part, responsible for the damage or destruction.

     11.4.  Waiver.  The provisions contained in this Lease shall supersede any
            ------
laws (whether statutory, common law or otherwise) now or hereafter in effect relating to damage, destruction, self-help or termination, including California Civil Code Sections 1932 and 1933.

                          ARTICLE XII - CONDEMNATION
                          --------------------------

     12.1.  Taking.  If the entire Premises or so much of the Premises as to
            ------
render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasi-public purpose (collectively "Condemnation"), and if Landlord, at its option, is unable or unwilling to provide substitute premises containing at least as much rentable area as described in Section 1.2 above and otherwise reasonably acceptable to Tenant, then this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

     12.2.  Award.  In the event of any Condemnation, the entire award for such
            -----
taking shall belong to Landlord. Tenant shall have no claim against Landlord or the award for the value of any unexpired term of this Lease or otherwise. Tenant shall be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs directly associated with the taking. See First Addendum to Lease Section 12.2.

     12.3.  Temporary Taking.  No temporary taking of the Premises shall
            ----------------
terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that any award for such temporary taking shall belong to Tenant to the extent that the award applies to any time period during the Lease Term and to Landlord to the extent that the award applies to any time period outside the Lease Term.

                           ARTICLE XIII - RELOCATION
                           -------------------------

     Landlord shall have the one-time right during the Term of this Lease, at its option upon not less than thirty (30) days prior written notice to Tenant, to relocate Tenant and to substitute for the Premises described above other space in the Building not below the 33/rd/ floor containing at least as much rentable area as the Premises described in Section 1.2 above. If Tenant is already in occupancy of the Premises, then Landlord shall approve in advance the relocation expenses for purposes of reimbursement for Tenant's reasonable moving and telephone relocation expenses and for reasonable quantities of new stationery upon submission to Landlord of receipts for such expenditures incurred by Tenant. See First Addendum to Lease Section 13.

                    ARTICLE XIV - ASSIGNMENT AND SUBLETTING
                    ---------------------------------------

     14.1.  Restriction.  Without the prior written consent of Landlord, Tenant
            -----------
shall not, either voluntarily or by operation of law, assign, encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees (any such assignment, encumbrance, subletting, occupation or transfer is hereinafter referred to as a "Transfer"). For purposes of this Lease the term "Transfer" shall. also include (a) if Tenant is a partnership the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership. A Transfer in violation of the foregoing shall be void and, at Landlord's option, shall constitute a material breach of this Lease. Notwithstanding anything contained in this Article XIV to the contrary, Tenant shall have the right to assign the Lease or sublease the Premises, or any part thereof, to an "Affiliate" without the prior written consent of Landlord, but upon at least twenty (20) days' prior written notice to Landlord, provided that said Affiliate is not in default under any other lease for space in a property that is owned by Landlord or managed by Seagate or any of its affiliates. For purposes of this provision, the term "Affiliate" shall mean any corporation or other entity controlling, controlled by, or under common control with (directly or indirectly) Tenant, including, without limitation, any parent corporation controlling Tenant or any subsidiary that Tenant controls. The term "control," as used herein, shall mean the power to direct or cause the direction of the management and policies of the controlled entity. Notwithstanding anything contained in this Article XIV to the contrary, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises. See Addendum to Lease
Section 14.1.

     14.2.  Notice to Landlord.  If Tenant desires to assign this Lease or any
            ------------------
interest herein, or to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenant's request for Landlord's consent:

            14.2.1.  Statement.  A statement containing (a) the name and address
                     ---------
of the proposed assignee or subtenant; (b) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (c) the type of use proposed for the Premises; and (d) all of the principal terms of the proposed assignment or subletting; and

            14.2.2.  Original Documents.  Four (4) originals of the assignment
                     ------------------
or sublease on a form approved by Landlord and four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of Lease and Consent.

     14.3.  Landlord's Recapture Rights.  Upon Tenant's proposed assignment or
            ---------------------------
subletting of 75% or more of the Premises, at any time within twenty (20) business days after Landlord's receipt of all (but not less than all) of the information and documents described in Section 14.02 above, Landlord may, at its option by written notice to Tenant, elect to: (a) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (b) take an assignment of the Lease upon the same terms as those offered to the proposed assignee; or (c) terminate the Lease as- to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the preceding sentence, then, during the above-described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed assignment or subletting.

     14.4.  Landlord's Consent; Standards.  Landlord's consent to a proposed
            -----------------------------
assignment or subletting shall not be unreasonably withheld; but, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (a) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (b) the business and operations of the proposed assignee or subtenant are not of comparable quality to the business and operations being conducted by other tenants in the Building; (c) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under this Lease; (d) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant occupies space in the Building, or is negotiating with Landlord to lease space in the Building; (e) the proposed assignee or subtenant is disreputable; or (f) the use of the Premises or the Building by the proposed assignee or subtenant would, in Landlord's reasonable judgment, impact the Building in a negative manner, including but not limited to significantly increasing the pedestrian traffic in and out of the Building or requiring any alterations to the Building to comply with applicable laws; (g) the subject space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes;
(h) the transferee is a government (or agency or instrumentality thereof), or
(i) Tenant has failed to cure a default at the time Tenant requests consent to the proposed Transfer.

     14.5.  Additional Rent.  If Landlord consents to any such assignment or
            ---------------
subletting, sixty percent (60%) of the amount by which all sums or other economic consideration received by Tenant in connection with such assignment or subletting, whether denominated as rental or otherwise (after first deducting therefrom Tenant's reasonable costs to effect such Transfer, which costs shall be consistent with comparable costs in the market place), exceeds, in the aggregate, the total sum which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to less than all of the Premises under a sublease) shall be paid to Landlord promptly after receipt as additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder.

     14.6.  Landlord's Costs.  If Tenant shall Transfer this Lease or all or any
            ----------------
part of the Premises or shall request the consent of Landlord to any Transfer, Tenant shall pay to Landlord as additional rent Landlord's costs related thereto, including Landlord's reasonable attorneys' fees and a minimum fee to Landlord of Five Hundred Dollars ($500.00).

     14.7.  Continuing Liability of Tenant.  Notwithstanding any Transfer,
            ------------------------------
Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant.

     14.8.  Non-Waiver.  The consent by Landlord to any Transfer shall not
            ----------
relieve Tenant, or any person claiming through or by Tenant, terms, of the obligation to obtain the consent of Landlord, pursuant to this Article XIV, to any further Transfer. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be a waiver of any of Landlord's rights under this Article XIV, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant"s obligations under this Lease) until such default is cured.

                       ARTICLE XV - DEFAULT AND REMEDIES
                       ---------------------------------

     15.1.  Events of Default By Tenant.  The occurrence of any of the
            ----------------------------
following shall constitute a material default and breach of this Lease by
Tenant:

            15.1.1.  Failure to Pay Rent.  The failure by Tenant to pay Base
                     -------------------
Rent or make any other payment required to be made by Tenant hereunder for three
(3) days after written notice thereof by Landlord to Tenant.

            15.1.2.  Abandonment.  The abandonment of the Premises by Tenant or
                     -----------
the vacation of the Premises by Tenant for fourteen (14) consecutive days (without the payment of Rent).

            15.1.3.  Failure to Perform.  The failure by Tenant to observe or
                     ------------------
perform any other provision of this Lease to be observed or performed by Tenant, other than those described in Sections 15.1.1 and 15.1.2 above, if such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the ten (10) day period, no default shall exist if Tenant commences the curing of the default within the ten (10) day period and thereafter diligently prosecutes the same to completion. The ten (10) day notice described herein shall be in addition to, any notice required under Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

            15.1.4.  Bankruptcy.  The making by Tenant or its Guarantor of any
                     ----------
general assignment for the benefit of creditors, the filing by or against Tenant or its Guarantor of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant or its Guarantor the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

            15.1.5.  Misstatement.  Any material misrepresentation herein, or
                     ------------
willful material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering into this Lease or in connection with any Transfer under
Section 14.1.

     15.2.  Landlord's Right To Terminate Upon Tenant Default.  In the event of
            -------------------------------------------------
any default by Tenant as provided in Section 15.1 above, Landlord shall have the right to terminate this Lease and recover possession of the Premises by giving written notice to Tenant of Landlord's election to terminate this Lease, in which event Landlord shall be entitled to receive from Tenant: (a) the worth at the time of award of any unpaid Rent which had been earned at the time of such on award; plus (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and (e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subsections (a) and (b) above, "worth at the time of award" shall be computed by allowing interest on such amounts at the then highest lawful rate of interest, but in no event to exceed one percent (1%) per annum plus the rate established by the Federal Reserve Bank of San Francisco on advances made to banks under Sections 13 and 13a of the Reserve Act ("discount rate") prevailing at the time of award. As used in subsection (c) above, "worth at the time of award" shall be computed by discounting such amount by (x) the discount rate of the Federal Reserve Bank of San Francisco prevailing at the time of award plus (y) one percent (1%).

     15.3.  Mitigation of Damages.  If Landlord terminates this Lease or
            ---------------------
Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate Landlord's damages except to the extent required by applicable law. If Landlord has not terminated this Lease or

Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate under any circumstances and may permit the Premises to remain vacant or abandoned. If Landlord is required to mitigate damages as provided herein:
(a) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Building, (b) Landlord will not be deemed to have failed to mitigate if Landlord or its affiliates lease any other portions of the Building or other projects owned by Landlord or its affiliates in the same geographic area, before reletting the Premises or any portion of the Premises, and (c) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period. In recognition that the value of the Building is dependent on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

     15.4.  Landlord's Right to Continue-Lease Upon Tenant Default.  In the
            ------------------------------------------------------
event of a default of this Lease by Tenant, and if Landlord does not elect to terminate this Lease as provided in Section 15.2 above, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease or at law or in equity. Without limiting the foregoing, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's default and recover Rent as it becomes due, if Tenant has the right to Transfer, subject only to reasonable limitations). In the event Landlord re-lets the Premises, to the fullest extent permitted by law, the proceeds of any reletting shall be applied first to pay to Landlord all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, including expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant, and if Landlord shall maintain and operate the Premises, the costs thereof) and receivers' fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and Landlord's interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Tenant to Landlord other than Rent due and unpaid hereunder; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue.

     15.5.  Right of Landlord to Perform.  All covenants and agreements to be
            ----------------------------
performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to, make any payment or perform any such other act on Tenant's part to be made or performed, without waiving or releasing Tenant of its obligations under this Lease. Any sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date of such payment, shall be payable to Landlord as additional rent on demand and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

     15.6.  Default Under Other Leases.  If the term of any lease, other than
            --------------------------
this Lease, heretofore or hereafter made by Tenant for any office space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 15.2.

     15.7.  Non-Waiver.  Nothing in this Article shall be deemed to affect
            ----------
Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease or Tenant's right to possession for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in the Lease provided. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

     15.8.  Cumulative Remedies.  The specific remedies to which Landlord may
            -------------------
resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of the Lease. In addition to the other remedies provided in the Lease, Landlord shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of the Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

     15.9.  Default by Landlord.  Landlord's failure to perform or observe any
            -------------------
of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) days (or the additional time, if any, which is reasonably necessary to promptly and diligently cure the failure) after Landlord receives written notice from Tenant specifying the default. The notice shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under the law and this Lease, except that in no event shall Landlord be liable for punitive damages, lost profits, business interruption. In recognition that Landlord must receive timely payments of Rent and operate the Building, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent, except as specifically set forth in this Lease.

                ARTICLE XVI - ATTORNEYS' FEES; INDEMNIFICATION
                ----------------------------------------------

     16.1.  Attorneys' Fees.  If either Landlord or Tenant shall commence any
            ---------------
action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys' fees irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees incurred in collecting Rent or otherwise seeking interpretation of this Lease or enforcement against Tenant, its sublessees and assigns, of Tenant's obligations under this Lease.

     16.2.  Indemnification.  Should Landlord be made a party to any litigation
            ---------------
instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys" fees, in connection with the litigation.

                  ARTICLE XVII - SUBORDINATION AND ATTORNMENT
                  -------------------------------------------

     17.1.  Subordination.  This Lease, and the rights of Tenant hereunder, are
            -------------
and shall be subject and subordinate to the interests of (i) all present and future ground leases and master leases of all or any part of the Building; (ii) present and future mortgages and deeds of trust encumbering all or any part of the Building; (iii) all past and future advances made under any such mortgages or deeds of trust; and (iv) all renewals, modifications, replacements and extensions of any such ground leases, master leases, mortgages and deeds of trust; provided, however, that any lessor under any such ground lease or master lease or any mortgagee or beneficiary under any such mortgage or deed of trust (any such lessor, mortgagee or beneficiary is hereinafter referred to as a "Mortgagee") shall have the right to elect, by written notice given to Tenant, to have this Lease made superior in whole or in part to any such ground lease, master lease, mortgage or deed of trust (or subject and subordinate to such ground lease, master lease, mortgage or deed of trust but superior to any junior mortgage or junior deed of trust). Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such Mortgagee to effect the purposes of this Section 17. 1. Such instruments may contain, among other things, provisions to the effect that such Mortgagee (hereafter, for the purposes of this Section 17.1, a "Successor Landlord") shall
(a) not be liable for any act or omission of Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease (except continuing defaults); (b) not be subject to any offsets which Tenant might have been able to assert against Landlord or its predecessors, if any, prior to the date of such Successor Landlord"s succession to Landlord's interest under this Lease; (c) not be liable for the return of any security deposit under the Lease unless the same shall have actually been deposited with such Successor Landlord; (d) be entitled to receive notice of any Landlord default under this Lease plus a reasonable opportunity to cure such default prior to Tenant having any right or ability to terminate this Lease as a result of such Landlord default; (e) not be bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; (f) not be bound by any amendment or modification of the Lease or any cancellation of the same made without Successor Landlord"s prior written consent; (g) not be bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Successor Landlord succeeded to Landlord's interest, and (h) not be bound by any obligation under the Lease to make any improvements to the demised Premises. Any obligations of any Successor Landlord under its respective lease shall be non-recourse as to any assets of such Successor Landlord other than its interest in the Building and its related improvements. Not withstanding the foregoing, Tenant's Subordination shall only be effective as to the extent that the future Mortgagee agrees that this Lease shall survive the termination of the Mortgagee"s interest by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease.

     17.2.  Attornment.  If the interests of Landlord under the Lease shall be
            ----------
transferred to any superior Mortgagee or Successor Landlord or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage or deed of trust, Tenant-shall be bound to such Successor Landlord under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Successor Landlord were the landlord under the Lease, and Tenant shall attorn to and recognize as Tenant's landlord under this Lease such Successor Landlord, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon Successor Landlord's succeeding to the interest of Landlord under the Lease. Tenant acknowledges that Landlord is (a) the assignee of the lessor"s interest in that certain Ground Lease dated June 11, 1963 ("Existing Ground Lease") for the land underlying the Building, and (b) the assignee of the lessee's interest in the Ground Lease. Upon expiration or termination of the Existing Ground Lease, Tenant will attorn to and continue to recognize Landlord as the landlord under this Lease. Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this
Section 17.2. Concurrently, upon written request from Tenant, and provided Tenant is not in default under this Lease, Landlord agrees to use diligent, commercially reasonable efforts to obtain a Non-Disturbance Agreement from the Successor Landlord. Such Non-Disturbance Agreement may be embodied in the Mortgagee"s customary form of Subordination and Non-Disturbance Agreement. If, after exerting diligent, commercially reasonable efforts, Landlord is unable to obtain a Non-Disturbance Agreement from any such Mortgagee, Landlord shall have no further obligation to Tenant with respect thereto.

     17.3.  Mortgagee Protection.  Tenant agrees to give any Mortgagee, by
            --------------------
registered or certified mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default).
Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

                         ARTICLE XVIII - MISCELLANEOUS
                         -----------------------------

     18.1.  Quiet Enjoyment.  Provided that Tenant performs all of its
            ---------------
obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term free of claims by or through Landlord, subject to all of the terms and conditions contained in this Lease.

     18.2.  Rules and Regulations.  The Rules and Regulations attached hereto as
            ---------------------
Exhibit C are hereby incorporated by reference herein and made a part hereof Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises and/or the Building. Landlord shall not be liable to Tenant for any violation of such rules and regulations by any other tenant or occupant of the Building.

     18.3.  Estoppel Certificates.  Tenant agrees at any time and from time to
            ---------------------
time, upon not less than ten (10) days' prior written notice from Landlord, to execute, acknowledge and deliver to Landlord a statement in writing addressed and certifying to Landlord, to any current or prospective Mortgagee or any assignee thereof, to any prospective purchaser of the land, improvements or both comprising the Building, and to any other party designated by Landlord, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that Tenant is in full occupancy of the Premises; that no rent has been paid more than thirty (30) days in advance; that the first month's Base Rent has been paid; that Tenant is entitled to no free rent or other concessions except as stated in this Lease; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease; the dates to which Base Rent, additional rental and other charges have been paid; that Tenant, as of the date of such certificate, has no charge, lien or claim of setoff under this Lease or otherwise against Base Rent, additional rental or other charges due or to become due under this Lease; that Landlord is not in default in performance of any covenant, agreement or condition contained in this Lease; or any other matter relating to this Lease or the Premises or, if so, specifying each such default. If there is a Guaranty under this Lease, said Guarantor shall confirm the validity of the Guaranty by joining in the execution of the Estoppel Certificate or other documents so requested by Landlord or Mortgagee. In addition, in the event that such certificate is being given to any Mortgagee, such statement may contain any other provisions reasonably and customarily required by such Mortgagee including, without limitations an agreement on the part of Tenant to furnish to such Mortgagee, written notice of any Landlord default and a reasonable opportunity for such Mortgagee to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section may be relied upon by Landlord or any Mortgagee, or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state.

     18.4.  Entry by Landlord.  Landlord may enter the Premises at all
            -----------------
reasonable times to: inspect the same; exhibit the same to prospective purchasers, Mortgagees or (in the last twelve (12) months of the Term) tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Premises; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant"s business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord at all times shall have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant"s vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be or construed to be a forcible or unlawful entry into or a detained of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises. Such entry by Landlord shall not act as a termination of Tenant"s duties under this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall be payable by Tenant to Landlord as additional rent.

     18.5.  Landlord's Lease Undertakings.  Notwithstanding anything to the
            -----------------------------
contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant"s use of the Premises or the Building (collectively, "Landlord"s Lease Undertaking") shall extend only to Landlord"s interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord"s Real Estate") and not to any other assets of Landlord or its beneficiaries; and
(b) no personal liability or personal responsibility of any sort with respect to any of Landlord"s Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, OTR, an Ohio general partnership, Seagate Properties, Inc., Seagate Realty Advisors, or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives. Tenant acknowledges that this Lease is executed by certain general partners of OTR and/or Seagate Realty Advisors, not individually but solely on behalf of, and as the authorized nominee and agent for, the State Teachers Retirement Board of Ohio, and Tenant and all persons dealing with Landlord waive any right to bring a cause of action against the individuals executing this Lease on behalf of Landlord and must look solely to the assets of State Teachers Retirement Board of Ohio for the enforcement of any claim against Landlord.

     18.6.  Transfer of Landlord's Interest.  In the event of any transfer of
            -------------------------------
Landlord's interest in the Building, Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord under this Lease occurring after the date of such transfer, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this Lease, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to all the provisions of this Lease, be binding on Landlord, its successors and assigns, only during their respective periods of ownership.

     18.7.  Holdover.  If Tenant holds possession of the Premises after the
            --------
expiration or termination of the Lease Term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. During such holdover period, Tenant shall pay to Landlord a monthly rental equivalent to (a) for the first month, one hundred fifty percent (150%) of the rent payable by Tenant to Landlord with respect to the last month of the Lease Term, and (b) thereafter two hundred percent (200%) of the Rent payable by Tenant to Landlord with respect to the last month of the Lease Term. The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession. Without limiting the foregoing, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys" fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

     18.8.  Notices.  All notices which Landlord or Tenant may be required, or
            -------
may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed to Landlord at the address for Landlord get forth in Section 1.13 above and to Tenant at the address for Tenant set forth in Section 1.14 above, or, from and after the Commencement Date, to Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been served three (3) business days after posting.

     18.9.  Brokers.  The parties recognize as the broker(s) who procured this
            -------
Lease the firm(s) specified in Section 1.15 and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made a part of this Lease. If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.

     18.10. Communications and Computer Lines.  Tenant may, in a manner
            ---------------------------------
consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Building in or serving the Premises, provided: (a) Tenant shall obtain Landlord"s prior written consent, which consent may be conditioned as reasonably required by Landlord, (b) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (c) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions.

          18.10.1.  New Lines.  Landlord may (but shall not have the obligation
                    ---------
to): (a) install new Lines at the Property, and (b) create additional space for Lines at the Property, and adopt reasonable and uniform rules and regulations with respect to the Lines.

          18.10.2.  Line Problems.  Notwithstanding anything to the contrary
                    -------------
contained in this Lease in the event Tenant"s lines unreasonably interfere with another tenant"s lines or Landlord"s operation of the Building, and such interference cannot reasonably be remedied without removing such lines, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord"s written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord"s agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant"s use of any Lines will be free from the following, (collectively called "Line Problems"): (a) any eavesdropping or wire-tapping by unauthorized parties, (b) any failure of any Lines to satisfy Tenant"s requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by tile installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant"s obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

     18.11.  Entire Agreement.  This Lease contains all of the agreements and
             ----------------
understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

     18.12.  Amendments.  This Lease shall not be amended, changed or modified
             ----------
in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by Landlord.

     18.13.  Successors.  Subject to the limitations expressly provided herein,
             ----------
this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

     18.14.  Force Majeure.  Landlord shall incur no liability to Tenant with
             -------------
respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to, strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord"s obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force Majeure occurrence whether similar to or different from the foregoing types of occurrences. The provisions of this Section 18.14 shall be mutual but shall not affect the time periods with respect to abatement or termination rights, nor shall Tenant claim Force Majeure for failure to pay Rent.

     18.15.  Survival of Obligations.  Any obligations of Tenant accruing prior
             -----------------------
to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

     18.16.  Light and Air.  No diminution or shutting off of any light, air or
             -------------
view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

     18.17.  Governing Law.  This Lease shall be governed by, and construed in
             -------------
accordance with, the laws of the State of California.

     18.18.  Severability.  In the event any provision of this Lease is found to
             ------------
be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

     18.19.  Captions.  All captions, headings, titles, numerical references and
             --------
computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

     18.20.  Interpretation.  Tenant acknowledges that it has read and reviewed
             --------------
this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

     18.21.  Independent Covenants.  Each covenant, agreement, obligation or
             ---------------------
other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

     18.22.  Number and Gender.  All terms and words used in this Lease,
             -----------------
regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

     18.23.  Time is of the Essence.  Time is of the essence of this Lease and
             ----------------------
the performance of all obligations hereunder.

     18.24.  Joint and Several Liability.  If Tenant comprises more than one
             ---------------------------
person or entity, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant"s obligations hereunder.

     18.25.  Exhibits.  Rider to Lease, Exhibits A (Floor Plan), B (Work Letter
             --------
Agreement), C (Rules and Regulations), and E (Acceptance Letter), and First Addendum to Lease are incorporated into this Lease by reference and made a part hereof.

     18.26.  Offer to Lease.  The submission of this Lease to Tenant or its
             --------------
broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord, and (b) it is fully reviewed, executed and delivered by Landlord to Tenant; provided, however, that upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant"s credit, constitute an offer by Tenant to Lease the Premises upon the terms and conditions set forth herein (which offer to Lease shall be irrevocable for twenty (20) business days following the date of delivery).

     18.27.  No Counterclaim; Choice of Laws.  In addition, Tenant hereby
             -------------------------------
submits to local jurisdiction in the State of California and agrees that any action by Tenant against Landlord shall be instituted in the State of California and that Landlord shall have personal jurisdiction over Tenant for any action brought by Landlord against Tenant in the State of California.

     18.28.  Rights Reserved by Landlord.  Landlord reserves the following
             ---------------------------
rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant"s use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (a) to change the name or street address of the Building; (b) to install, affix and maintain all signs on the exterior and/or interior of the Building; (c) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises and, notwithstanding the provisions of Article IX, the design, arrangement, style, color and general appearance of the portion of the Premises visible from the exterior, and contents thereof, including, without limitation, furniture, fixtures, equipment, art work, wall coverings, carpet and decorations, and all changes, additions and removals thereto, shall, at all times have the appearance of premises having the same type of exposure and used for substantially the same purposes that are generally prevailing in comparable office buildings in tile area; (d) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Building, provided no such change shall materially adversely affect access to the Premises; (e) to grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (f) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant"s employees; (g) to prohibit the placement of video or other electronic games in the

Premises; (h) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office and to discontinue any mail chute business in the Building; (i) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (j) to install, operate and maintain security systems which monitor, by close circuit television or otherwise, all persons entering or exiting the Building; (k) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building; and (1) to retain at all times master keys or pass keys to the Premises. Any violation of this provision shall be deemed a material breach of this Lease.

     18.29.  Asbestos.  Tenant acknowledges that it has been expressly disclosed
             --------
to Tenant by Landlord"s Managing Agent that the Building and the Premises contain asbestos containing materials ("ACM"). The acknowledgment by Tenant of the ACM does not in any manner impose any liability or responsibility on Tenant for removal, treatment, or abatement of such ACM or any responsibility whatsoever regarding such ACM provided, however, that Tenant shall comply with all applicable laws and regulations in connection with any work in the Premises including, but not limited to, work which requires entry into the ceiling.

     18.30.  ADR Process.  If Landlord and Tenant are unable for any reason to
             -----------
timely agree on (i) the Prevailing Rental Rate referenced in Section 3.2. 1, if applicable, or (ii) the correction of alleged errors in Landlord"s Statement as provided in Section 4.4. or (iii) the amount of Base Rent to be abated if an interruption of services or utilities occurs as described in Section 7.2 or an impairment to the Premises occurs due to Landlord"s failure to maintain or repair as described in Section 8.2 or (iv) any other reference to "market" or "comparable" contained in this Lease for the determination of economic evaluation (collectively, "Specified Disputes"), then Landlord and Tenant agree that all Specified Disputes shall be resolved pursuant to the neutral binding alternative dispute resolution process ("ADR Process") described below. Landlord and Tenant (acting together or individually) shall submit a notice of a Specified Dispute ("Notice of Dispute") to JAMS (defined below) which Notice sets forth the details of the dispute and requests JAMS to implement the ADR Process set forth below.

     A.      ADR Process.  The Notice of Dispute shall be delivered to the San
             -----------
Francisco office of Judicial Arbitration and Mediation Service ("JAMS") for binding resolution pursuant to the ADR Process. The ADR Process shall be conducted according to the following procedure:

             (i)   The ADR Process shall be conducted in San Francisco,
California.

             (ii) JAMS shall promptly select a single retired California Superior Court Judge to be the hearing officer ("Hearing Officer"). The Hearing Officer shall not have any actual or perceived conflict of interest with Landlord or Tenant, any affiliate or subsidiary of their respective counsel and absent any conflict, neither Landlord or Tenant shall have the right to object to the Hearing Officer. The Hearing Officer shall have extensive and recent civil trial experience and shall not have been primarily a criminal courts judge during his/her career. The first hearing day shall be scheduled not later than thirty (30) calendar days following appointment of the Hearing Officer and the hearing process shall be concluded within thirty
(30) calendar days from commencement.

          (iii) The Hearing Officer shall preside over the ADR Process, shall accept relevant evidence, and may (in her/her discretion) hear live testimony of the parties and their expert and other witnesses, examine and cross-examine the parties and their witnesses, allow counsel to examine and cross-examine witnesses, hear arguments 6f counsel, and otherwise conduct and control a hearing as if he/she were sitting as a California Superior Court Judge without a jury. At the conclusion of the hearing, the Hearing Officer shall orally announce a tentative decision as to the disagreement(s) which form the basis of the Specified Dispute(s). In announcing the tentative decision and in rendering the Final Award (defined below), the Hearing Officer shall be required to follow California law in the interpretation of any document or agreement (including this Lease), in admitting evidence and in fashioning a remedy. The Hearing Officer shall not have the power or authority to award any amount in the nature or character of punitive or exemplary damages, but shall have the power to issue an award for compensatory damages based on breach or default of the Lease, shall have the power to issue injunctive or other equitable relief where appropriate, shall have the power to issue a judgment for unlawful detained of the Premises, and shall have the power to issue an award for attorneys" fees and costs as allowed by this Lease.

          (iv) Within ten (10) calendar days following conclusion of the oral hearing, the Hearing Officer shall prepare and deliver to each of the parties a written decision, accompanied by a statement of facts, law, underlying reasons and conclusions necessary to fully explain his/her decision ("Final Award"). If the Final Award requires payment by one party of any amount of money to the other party, the Hearing Officer shall require that payment be made within thirty (30) calendar days following issuance of the Final Award, and, if payment is not timely made, the Final Award shall provide the party to whom payment is due with the right but not the obligation to seek immediate enforcement of the Final Award by a court of competent jurisdiction.

          (v) The Final Award shall be binding on each party to the dispute, shall be admissible in any court of law for any purpose reasonably related thereto (including, but not limited to, for the purpose of determining whether or not a breach or default under the Lease has occurred), and either party may petition the California Superior Court to enter the Final Award as the final judgment and award of the court and/or to enforce enforcement of a Final Award.

          (vi) Each party shall pay one-half of the fees and costs for JAMS and the Hearing Officer. If advance payment or deposit is required prior to commencement of the ADR Process, each party to the dispute hereby represents and warrants that it will timely pay and deposit said amount. The failure to timely pay any amounts requested by the Hearing Officer or JAMS shall constitute an immediate and material event of default and if said amounts are not timely paid following receipt of a five (5) business day notice and demand to pay, the Hearing Officer shall be required (without the taking of any evidence or testimony) to issue a Final Award in favor of the party to the dispute timely paying its fees, on the terms and conditions requested by said party, which shall be final and binding. See Addendum Section 18.31.

     IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.

LANDLORD:                                          TENANT:

OTR, an Ohio general partnership, as Nominee       INTERNET CAPITAL GROUP
of The State Teachers Retirement Board of          OPERATIONS, INC., a Delaware corporation
Ohio, a statutory organization created by
the laws of Ohio

                                                   By: /s/ Kenneth A. Fox
                                                      ----------------------

By:  SEAGATE REALTY                                 Its: Managing Director
                                                        --------------------
ADVISORS, a California general                      Date: 4/7/99
                                                         -------------------
partnership, its duly authorized agent.

By: /s/ J.R.C.
   ---------------------------

Its:  Agent
    --------------------------
Date:   4/7/99
     -------------------------

                            FIRST ADDENDUM TO LEASE
                            -----------------------

THIS FIRST ADDENDUM TO LEASE (this "Addendum") is made by and between OTR, as Nominee of the State Teachers Retirement Board of Ohio ("Landlord"), and Internet Capital Group Operations, Inc. ("Tenant"), to be a part of that certain Office Lease of even date herewith between Landlord and Tenant (the "Lease") concerning approximately 4,442 square feet of space (tile "Premises"), known as Suite 3700, 44 Montgomery Street, San Francisco, California. Landlord and Tenant agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

3.1    Term. Provided that Landlord is in receipt of the Lease, executed by
       ----
Tenant no later than April 2, 1999, Landlord shall use commercially reasonable efforts without incurring extra costs to cause the Commencement Date to occur on June 1, 1999. If the Commencement Date has not occurred for any reason whatsoever (except Tenant Delays) on or before August 30, 1999, then, in addition to Tenant's other rights or remedies, Tenant may terminate the Lease by written notice to Landlord, which notice must be received by Landlord on or before September 15, 1999, whereupon any monies previously paid to Landlord for Rent or Security Deposit shall be reimbursed to Tenant, or, at Tenant's election, the date Tenant is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond such date.

4.1.2  Property Taxes. "Property Taxes" shall not include and Tenant shall not
       --------------
be required to pay any portion of any tax or assessment expense or any increase therein (a) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes or (b) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term. (See Section 4.8)

4.1.4  Operating Expenses. "Operating Expenses" shall not include and Tenant
       ------------------
shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for any of the following: (a) costs occasioned by casualties or by the exercise of the power of eminent domain; (b) insurance deductibles, and co-insurance payments; (c) costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release of emission of the Hazardous Material in question by Tenant; and (d) costs which could properly be capitalized under generally accepted accounting principles, except to the extent provided under Section 4.1.3(xii).

6.2.1  Applicable Law. Tenant shall not be required to cause the Premises to
       --------------
comply with any Applicable Law that would require a capital expenditure unless such compliance is necessitated solely due to Tenant's particular use of the Premises or is triggered by Tenant's modifications or alterations which would require a building permit.

6.3.1  Hazardous Materials. To the knowledge of Landlord, (a) except as set
       -------------------
forth in Section 18.29 of the Lease, no known Hazardous Material is present in the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present around the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Material or pursuant to any Environmental Law.

8.1    Landlord's Obligations. Landlord shall perform and construct, and Tenant
       ----------------------
shall have no responsibility to perform or construct, any repair, maintenance or improvements (a) necessitated by the acts or omissions of Landlord or any other occupant of the Building, or their respective agents, employees or contractors,
(b) occasioned by casualty, (c) which could be treated as a "capital expenditure" under generally accepted accounting principles and (d) to the heating, ventilating, air conditioning, electrical, water and plumbing systems serving the Premises. Notwithstanding the foregoing, Tenant shall pay for its share of the repairs described in (c) and (d) to the extent such costs are properly included in Operating Expenses.

11.2   Partial Destruction of Premises. Tenant shall have the option to
       -------------------------------
terminate the Lease following a casualty if the Premises cannot be, or are not in fact, fully restored by Landlord to their prior condition within one hundred eighty (180) days after the casualty.

12.2   Condemnation. In connection with any Condemnation, Tenant shall be
       ------------
entitled to a portion of the proceeds based upon the unamortized value, allocable to the remainder of the term, of any Building Standard improvements installed at Tenant's expense. Any improvements which are above-standard shall be excluded from the calculation.

13     Relocation. Any relocated space shall be in the same location within the
       ----------
Building as the Premises and be substantially the same in dimensions, configuration, decor, interior improvements and nature as that of the Premises and shall be placed in that condition by Landlord, at Landlord's sole cost and expense. The physical relocation of the Premises shall take place on a weekend and shall be completely accomplished before the Monday following the weekend in which the relocation takes place. If the relocated space is larger than the Premises, Rent shall remain in the same amount as for the Premises for the balance of the Term. Landlord shall be responsible for all reasonable costs in connection with the relocation, including, without limitation, moving costs, costs for recabling and rewiring of Tenant's data and telecommunications systems, costs of reconfiguring furniture and work stations to the relocated space costs to otherwise improve the relocated space to comparable condition as the Premises, costs for stationery and all labor and product costs associated therewith.

14.1   Assignment and Subletting. Tenant may, without Landlord's prior written
       -------------------------
consent, Transfer the Lease to a successor entity of equal or greater financial capacity (based on Tenant's financial position at the date of Tenant's execution of this Lease) related to Tenant by merger, consolidation, nonbankruptcy reorganization or government action. A sale or transfer of Tenant's ownership interests shall not be deemed a Transfer of the Lease.

18.4   Landlord's Entry. Landlord and Landlord's agents, except in the case of
       ----------------
emergency, shall provide Tenant with reasonable notice prior to entry of the Premises. Any such entry shall comply with Tenant's reasonable security measures. (See also Section 8.3)

18.31  Approvals; Expenditures. Whenever the Lease requires an approval,
       -----------------------
consent, determination or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, determination or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed. Any expenditure under the Lease for which a party demands reimbursement shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party.

B.6   Substantial Completion. Effective upon delivery of the Premises to Tenant,
      ----------------------
Landlord does hereby warrant that (a) the construction of the Work was performed in accordance with the Working Drawings, and in a good and workman-like manner,
(b) all material and equipment installed therein conformed to the Working Drawings and was new and otherwise of good quality, (c) the electrical, plumbing, and mechanical systems servicing the Premises are in working order and in good condition, and (d) the roof is in good condition and water tight.


LANDLORD:                                    TENANT:
--------

OTR, an Ohio general partnership,            INTERNET CAPITAL GROUP
as Nominee of the State Teachers             OPERATIONS, INC., a Delaware
Retirement System of Ohio, a                 corporation
statutory organization created by
the laws of Ohio

By:  SEAGATE REALTY ADVISORS,
a California general partnership,            By:________________________________
its duly authorized agent:                   Its:_______________________________
                                             Date:______________________________
By:________________________________

Its:_______________________________

Date:______________________________

                 RIDER TO LEASE DATED AS OF FEBRUARY 25,1999,
                                BY AND BETWEEN
          OTR, AN OHIO GENERAL PARTNERSHIP, AS NOMINEE OF THE STATE
          TEACHERS RETIREMENT BOARD OF OHIO, A STATUTORY ORGANIZATION
                  CREATED BY THE LAWS OF OHIO, ("LANDLORD"),
                                      AND
              INTERNET CAPITAL GROUP OPERATIONS, INC., ("TENANT")
                            a Delaware Corporation

       This Rider and the Lease shall, for any and all purposes, be deemed to be one instrument. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Rider, the terms and provisions of this Rider shall, in all instances, control and prevail. Except as expressly defined or modified in this Rider, all words and phrases which are defined in the Lease shall have the same meaning in this Rider as is ascribed to such words and phrases in the Lease.

7.03   Utility Deregulation.
       --------------------

       (A)  Landlord Controls Selection. Landlord has advised Tenant that
            ---------------------------
presently Pacific Gas & Electric ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for 44 Montgomery Street. Notwithstanding the foregoing, if permitted by law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider.

       (B)  Tenant Shall Give Landlord Access. Tenant shall cooperate with
            ---------------------------------
Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to 44 Montgomery Street's electric lines, feeders, risers, wiring and any other machinery within the Premises.

18.31  Miscellaneous: Signage. Upon move-in, Tenant shall receive from Landlord
       -----------------------
at Landlord's cost:


1)     One suite sign insert which includes insert and one line of verbiage.
2)     One elevator lobby strip
3)     One main lobby strip for each 750 square feet leased
4)     Two suite keys and two restroom guest keys

                                     RIDER
                                     -----

Additional signage and keys may be purchased through Seagate Properties, Inc.


LANDLORD:                                    TENANT:
--------                                     ------

OTR, an Ohio general partnership,            INTERNET CAPITAL GROUP
as Nominee of The State Teachers             OPERATIONS, INC., a Delaware
Retirement System of Ohio, a                 corporation
statutory organization created by
the laws of Ohio

By:  SEAGATE REALTY ADVISORS,
     a California general partnership,       By:________________________________
     its duly authorized agent:              Its:_______________________________
                                             Date:______________________________
By:________________________________
Its:_______________________________
Date:______________________________

                                     RIDER
                                     -----

                                   EXHIBIT A
                            FLOOR PLAN OF PREMISES
                            ----------------------


This Exhibit A is attached to and made a part of that certain Lease dated February 25, 1999, by and between OTR, an Ohio general partnership, as Nominee for the State Teacher's Retirement Board of Ohio, a statutory organization created by the laws of Ohio, as Landlord, and Internet Capital Group Operations, Inc., a Delaware Corporation as Tenant, in the Building commonly referred to as 44 Montgomery Street.



                                   GRAPHICS

                                   EXHIBIT A
                                   ---------

                                   EXHIBIT B
                             WORK LETTER AGREEMENT
                             ---------------------

     This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Office Lease (the "Lease") between INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware Corporation as "Tenant", and OTR, an Ohio general partnership, as Nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of Ohio, as "Landlord", relating to demised premises ("Premises") at the building commonly known as 44 MONTGOMERY STREET (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

     1.   Tenant's Initial Plans; the Work. Tenant desires Landlord to perform
          --------------------------------
certain leasehold improvement work in the Premises in substantial accordance with the plan or plans (collectively, the "Initial Plan") which if not attached hereto as Schedule 1, both Landlord and Tenant shall make a good faith effort to have a mutually acceptable Initial Plan drawn within fifteen (15) days hereof, and will then be made an attachment to the Lease. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". Tenant has furnished to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers to prepare mechanical, electrical and plumbing plans and to prepare the Working Drawings, including a final telephone layout and special electrical connection requirements, if any. All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, or the Additional Work, as the case may be:
(a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof);
(e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by

                                   EXHIBIT B
                                   ---------

Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises.

     2.   Working Drawings. If necessary for the performance of the Work and not
          ----------------
included as part of the Initial Plan attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph 1 above. The parties acknowledge that the Working Drawings, in such form that both parties are in agreement contain the finish detail required for accurate pricing, have been approved and are attached hereto as Schedule 2.

     3.   Performance of the Work: Allowance. Except as hereinafter provided to
          ----------------------------------
the contrary, Landlord shall cause the performance of the Work (except as may be stated or shown otherwise in the Working Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards"). Landlord shall pay for a portion of the "Cost of the Work" (as defined below) in an amount not to exceed $193,600 (the "Allowance") and Tenant shall pay for the entire Cost of the Work in excess of the Allowance relative to permit cost in excess of $4,500.00, specialty hardware costs, which specifications have not been provided as of the Lease signing and Life/Safety costs within the Premises that exceed $9,100.00. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Allowance specified above exceeds the Cost of the Work. For purposes of this Agreement, the term "Cost of the Work" shall mean and include any and all costs expenses of the Work, including, without limitation, the cost of the Initial Plans and Working Drawings as provided by the Landlord's architect, Landlord's Supervision Fees and of all labor (including overtime) and materials constituting the Work. In the event that the Work triggers the Landlord to perform certain base building work to areas outside of Tenant's Premises, Landlord shall perform such work at its expense.

Tenant's monthly Base Rent shall include the amortization of $49,200 in excess costs. This amortization is reflected in Section 1.8 of the Lease. Additionally, Tenant will remit to Landlord within thirty (30) days from invoicing, a check in the amount of $20,000, which amount shall be applied toward the estimated Tenant Improvement cost of $193,600.

     4.   Payment. Prior to commencing the Work, Landlord shall submit to Tenant
          -------
a written statement of the total Cost of the Work (which shall include the amount of any overtime projected as necessary to substantially complete the Work by the Commencement Date specified in the Lease) as then known by Landlord.. In the event, and each time, that any change order by Tenant, delay caused by acts beyond Landlord's control or cost increase described in the second sentence of
Section 3 causes the Cost of the Work to be increased after the time that Landlord delivers to Tenant the aforesaid initial statement of the Cost of the Work, Landlord shall deliver to Tenant a revised statement of the total Cost of the Work, indicating the costs attributable to such change order (the "Excess Costs"), if any. Within three (3) days after submission to Tenant of

                                   EXHIBIT B
                                   ---------
any such revised statement, Tenant shall pay to Landlord an amount equal to the Excess Costs, as shown in such revised statement, less the amounts previously paid by Tenant to Landlord on account of the Excess Costs, and Landlord shall not be required to proceed further with the Work until Tenant has paid such amount. Delays in the performance of the Work resulting from the failure of Tenant to comply with the provisions of this Paragraph 4 shall be deemed to be delays caused by Tenant.

     5.   Amortization of Excess Costs. Tenant may elect to amortize the Excess
          ----------------------------
Costs over the initial 60 month term at an annual percentage rate of 11%, which costs shall then be added to Tenant's monthly Base Rent and referred to as Additional Rent. Upon Tenant's approval of Excess Costs, Tenant shall notify Landlord of its method of payment: either 1) Amortization of Excess Costs or 2) Lump Sum Payment of Excess Costs.

     6.   Substantial Completion.  Landlord shall cause the Work to be
          ----------------------
"substantially completed" on or before the scheduled date of commencement of the term of the Lease as specified in Section 1.6 of the Lease, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Landlord (or beyond the control of Landlord's contractors or subcontractors performing the Work) and also subject to "Tenant Delays" (as defined and described in Paragraph 6 of this Work Letter). The Work shall be deemed to be "substantially completed' for all purposes under this Work Letter and the Lease if and when Landlord's architect issues a written certificate to Landlord and Tenant, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Working Drawings, or when Tenant first takes occupancy of the Premises, whichever first occurs. If the Work is not deemed to be substantially completed on or before the scheduled date of the commencement of the term of the Lease as specified in Section 1.6 of the Lease,
(a) Landlord agrees to use reasonable efforts to complete the Work as soon as practicable thereafter, (b) the Lease shall remain in full force and effect, (c) Landlord shall not be deemed to be in breach or default or the Lease or this Work Letter as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of Rent or otherwise), and (d) except in the event of Tenant Delays, and notwithstanding anything contained in the Lease to the contrary, the Commencement Date of the Lease Term as specified in Section 1.6 of the Lease shall be extended to the date on which the Work is deemed to be substantially completed and the Expiration Date of the Lease Term as specified in Section 1.7 of the Lease shall be extended by an equal number of days. At the request of either Landlord or Tenant in the event of such extensions in the commencement and expiration dates of the term of the Lease, Tenant and Landlord shall execute and deliver an amendment to the Lease reflecting such extensions. Landlord agrees to use reasonable diligence to complete all punchlist work listed in the aforesaid architect's certificate promptly after substantial completion. See Addendum to Lease Section B6.

     7.   Tenant Delays. If the Work has not been substantially completed on
          -------------
said scheduled commencement date by reason of any delay attributable to Tenant ("Tenant Delays"),

                                   EXHIBIT B
                                   ---------
including without limitation:

          (i) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph 1;

          (ii) the failure of Tenant to grant approval of the Working Drawings within the time required under Paragraph 2 above;

          (iii) the failure of Tenant to comply with the requirements of Paragraph 4 above;

          (iv) Tenant's requirements in a TEO for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirement for special construction staging or phasing;

          (v) the performance of any Additional Work (as defined in Paragraph 7 below) requested by Tenant or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work; or

          (vi) any other act or omission of Tenant that causes a delay, then Tenant's obligation to pay rent shall commence on the date that the work would have been substantially complete but for the Tenant Delays.

     8.   Additional Work. Upon Tenant's request and submission by Tenant (at
          ---------------
Tenant's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings ("Additional Work") and the approval by Landlord of such Additional Work, which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform such Additional Work, at Tenant's sole cost and expense (to the extent the cost thereof exceeds the Allowance), subject, however, to the following provisions of this Paragraph 7. Prior to commencing any Additional Work requested by Tenant, Landlord shall submit to Tenant a written statement of the cost of such Additional Work, which cost shall include a fee payable to Landlord in the amount of 9% of the total cost of such Additional Work as compensation to Landlord for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work. (such fee being hereinafter referred to as "Landlord's Additional Compensation"), and, concurrently with such statement of cost, Landlord shall also submit to Tenant a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such TEO and shall pay to Landlord the entire cost of the Additional Work, including Landlord's Additional Compensation (as reflected in Landlord's statement of such cost), within five (5) days after Landlord's submission of such statement and TEO to Tenant. If Tenant fails to execute or deliver such TEO or pay the entire cost of such Additional Work within such 5-day period, then Landlord shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings.

                                   EXHIBIT B
                                   ---------

     9.   Charges and Fees. Included in the Cost of the Work set forth in
          ----------------
Section 3 of this Exhibit B is the management/supervision fee which Landlord will earn and is equal to six percent (6%) of the direct cost of the materials and labor for the Work (and all change orders with respect thereto) to defray Landlord's administrative and overhead expenses incurred to review the Plans and coordinate with architects, engineers, general contractors and, if necessary, the Tenant's on-site project manager regarding the staging and progression of the Work.

     10.  Tenant Access. Landlord, in Landlord's reasonable discretion and upon
          -------------
request by Tenant, shall grant to Tenant a license to have access to the Premises prior to the date designated in the Lease for the commencement of the term of the Lease to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

          (i) Tenant shall give to Landlord a written request to have such access to the Premises not less than three (3) business days prior to the date on which such access will commence, which written request shall contain or shall be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (a) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (b) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (c) copies of all contracts, subcontracts and material purchase orders pertaining to Tenant's Pre-Occupancy Work; (d) copies of all plans and specifications pertaining to Tenant's Pre-Occupancy Work; (e) copies of all licenses and permits in connection with the performance of Tenant's Pre-Occupancy Work; (f) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds ) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with Tenant's Pre-Occupancy Work; and (g) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work; and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

          (ii) Such pre-term access by Tenant and its representatives shall be subject to scheduling by Landlord.

          (iii) Tenant's employees, agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord or Landlord's agents in performing the Work and any Additional Work in the Premises, Landlord's work in other premises and in common areas of the Building, or the general operation of the Building. If at any time any such person representing Tenant shall cause or threaten to cause such disharmony or interference, including labor disharmony, and Tenant fails to immediately institute and maintain such corrective actions as directed by Landlord, then Landlord may withdraw such license upon twenty-four (24) hours' prior written notice to Tenant.

                                   EXHIBIT B
                                   ---------

                  (a) Any such entry into and occupancy of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, specifically including the provisions of Section IX thereof (regarding Tenant's improvements and alterations to the Premises), and excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the Premises or to any portion of the Work or Additional Work caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to Landlord or requires the use of elevators during hours other than 7:00 a.m. to 6:00 p.m. on Monday through Friday (excluding holidays) or of other Building services, Tenant shall reimburse Landlord for such extra cost and/or shall pay Landlord for such elevator service or other Building services at Landlord's standard rates then in effect.

     11.  Lease Provisions. The terms and provisions of the Lease, insofar as
          ----------------
they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

     12.  Miscellaneous.
          -------------

          (i) This Work Letter shall be governed by the laws of the state of California.

          (ii) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

          (iii) Any person signing this Work Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind Tenant.

          (iv) Notices under this Work Letter shall be given in the same manner as under the Lease.

          (v)     The headings set forth herein are for convenience only.

          (vi) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

          (vii) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Landlord performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

          (viii) Landlord recommends that the Premises' HVAC systems and distribution be re-

                                   EXHIBIT B
                                   ---------
engineered and rebalanced anytime modifications are made to Tenant's Premises. In the event Tenant elects not to re-engineer and/or rebalance the HVAC systems, then should it be deemed necessary, at anytime during the Term, to modify the distribution of the HVAC to the Premises, all costs associated shall be at Tenant's sole cost and expense.

     13.  Exculpation of Landlord and Seagate. Notwithstanding anything to the
          -----------------------------------
contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Building (collectively, "Landlord's Lease Undertaking") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its beneficiaries; and
(b) no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, OTR, an Ohio general partnership, Seagate Properties, Inc., Seagate Realty Advisors, or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives. Tenant acknowledges that this Lease is executed by certain general partners of OTR and/or Seagate Realty Advisors, not individually but solely on behalf of, and as the authorized nominee and agent for, the State Teachers Retirement Board of Ohio, and Tenant and all persons dealing with Landlord waive any right to bring a cause of action against the individuals executing this Lease on behalf of Landlord and must look solely to the assets of State Teachers Retirement Board of Ohio for the enforcement of any claim against Landlord.

     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the ________ day of April, 1999.


LANDLORD:                                    TENANT:
--------                                     ------

OTR, an Ohio general partnership,            INTERNET CAPITAL GROUP
as Nominee of the State Teachers             OPERATIONS, INC. a Delaware
Retirement System of Ohio, a                 corporation
statutory organization created by
the laws of Ohio

                                             By:________________________________
By:  SEAGATE REALTY ADVISORS,
     a California general partnership,       Its:_______________________________
     its duly authorized agent
                                             Date:______________________________


     By:______________________________
     Its:_____________________________
     Date:____________________________

                                   EXHIBIT B
                                   ---------

                                   EXHIBIT C

                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of Landlord and its tenants, provided that nothing herein contained shall be to prevent such use by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls or surfaces of the Building nor shall the interior or exterior of any windows be coated without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces within the Building must be fluorescent and of quality, type, design and bulb color approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

     3. No sign, picture, plaque, advertisement, notice or other material shall be exhibited, painted, inscribed or affixed by any tenant or any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

     4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     5. No tenant or its officers, agents, employees or invitees shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord and as Landlord may direct.

                                   EXHIBIT C
                                   ---------

     6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that microwave cooking in a UL-approved microwave oven and the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to escape from the Premises.

     7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall engage or pay any employee on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal Purposes.

     8. No tenant or its officers, agents, employees or invitees shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

     9. No tenant or its officers, agents, employees or invitees shall throw anything out of doors, balconies or down the passageways.

     10. Tenant shall not maintain armed security in or about the Premises nor possess any weapons, explosives, combustibles or other hazardous devices in or about the Building and/or Premises.

     11. No tenant or its officers, agents, employees or invitees shall at any time use, bring or keep upon the Premises any flammable, combustible, explosive, foul or noxious fluid, chemical or substance, or do or permit anything to be done in the leased Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

     12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

                                   EXHIBIT C
                                   ---------

     13. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his or her supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prohibit or impose conditions upon the installation on the Premises of heavy objects which might overload the building floors. Landlord will not be responsible for loss of or damage to any safes, freight, bulky articles or other property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the tenant.

     14. No tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, janitorial, maintenance or other like services, or accept barbering or bootblacking services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

     15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

     16. Landlord reserves the right to exclude from the Building between the hours of 10:00 p.m. and 7:00 a.m. and at all hours of Saturdays, Sundays and legal holidays all persons who do not present a pass signed by Landlord. Landlord shall furnish passes to persons for whom any tenant requests in writing. Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same, by the closing of the gates and doors or otherwise, for the safety of the tenants and others and the protection of the Building and the property therein.

     17. Any outside contractor employed by any tenant shall, while in the Building, be subject to the prior written approval of Landlord and subject to the Rules and Regulations of the Building. Tenant shall be responsible for all acts of such persons and Landlord shall not be responsible for any loss or damage to property in the Premises, however occurring.

     18. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress, and left locked when not in use.

                                   EXHIBIT C
                                   ---------

     19. The requirements of tenants will be attended to only upon application to the Office of the Building.

     20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     21. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

     22. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

     23. There shall not be used in any space, or in the public halls of the Building either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     24. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction.

     25. No vendor with the intent of selling such goods shall be allowed to transport or carry beverages, food, food containers, etc., on any passenger elevators. The transportation of such items shall be via the service elevators in such manner as prescribed by Landlord.

     26. Tenants shall cooperate with Landlord in the conservation of energy used in or about the Building, including without rotation, cooperating with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes or other window coverings when the sun's rays fall directly on windows of the Premises, and closing windows and doors to prevent heat loss. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system and shall not place bottles, machines, parcels, or any other articles on the induction unit enclosure so as to interfere with air flow. In addition, Tenant shall not obstruct, alter, or in any way impair the proper circulation and regular maintenance and repair of the induction unit by placing furniture less than 18 inches from the induction unit. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves, and shall in general use heat, gas, electricity, air conditioning equipment and heating equipment in a manner compatible with sound energy conservation practices and standards.

     27. All parking ramps and areas, pedestrian walkways, plazas, and other public areas

                                   EXHIBIT C
                                   ---------
forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

     28. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     29. Tenant and its employees, agents, subtenants, contractors and invitees shall comply with all applicable "nonsmoking" ordinances and, irrespective of such ordinances, shall not smoke or permit smoking of cigarettes, cigars or pipes outside of Tenant's Premises (including plaza areas) in any portions of the Building except areas specifically designated as smoking areas by Landlord. If required by applicable ordinance, Tenant shall provide smoking areas within Tenant's Premises.

                                   EXHIBIT C
                                   ---------

                                   EXHIBIT E

                           TENANT ACCEPTANCE LETTER
                           ------------------------


February 25, 1999

Mr. Ken Fox
INTERNET CAPITAL GROUP OPERATIONS, INC.
44 Montgomery Street, Suite 3700
San Francisco, CA 94104

Re:  44 Montgomery Street, Suite 3700

Dear Mr. Fox:

Please sign below to confirm that you accept the Premises as complete under that certain Lease Agreement dated February 25, 1999, by and between OTR, an Ohio general partnership, as Nominee for the State Teachers Retirement Board of Ohio, a statutory organization created by the laws of Ohio, and, Internet Capital Group Operations, Inc. and that the Commencement Date is June 1, 1999 and the expiration date is May 31, 2004.

                                                  Sincerely,


                                                  SEAGATE PROPERTIES, INC.
                                                  Managing Agent


                                                  By:___________________________
Acknowledged and Agreed:
                                                  Its:__________________________
                                                  Date:_________________________

Tenant: Internet Capital Group
Operations, Inc., a Delaware
Corporation


By:__________________________________
Name:________________________________
Title:_______________________________
Date:________________________________

                                   EXHIBIT E
                                   ---------

SCHEDULE I
----------

COPIES OF INITIAL PLAN
----------------------


The Premises is located in the north section of the Building, Please see floor plan below:



[GRAPH]


                                  SCHEDULE 1
                                  ----------